Exhibit 32.2

BOL BANCSHARES, INC.

CERTIFICATION OF PERIODIC REPORT
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
18 U.S.C. Section 1350

	The undersigned hereby certifies that (i) the foregoing Quarterly Report on Form 10-QSB filed by BOL Bancshares, Inc. (the "Registrant") for the quarter ended September 30, 2003, fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and (ii) the information contained in that Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.




							/s/ Peggy L. Schaefer
November 13, 2003                         Peggy L. Schaefer
Date							Treasurer
							(in her capacity as Chief
							Accounting Officer of the Registrant)